UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03896

FPA U.S. VALUE FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA U.S. VALUE FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)		Copy to:

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1:  Report to Shareholders.

FPA U.S. Value Fund, Inc.

Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

December 31, 2019

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Introduction

In the fourth quarter, the FPA U.S. Value Fund, Inc.'s ("Fund") performance was 10.87%. It outperformed the total return of the S&P 500 Index ("Index" or "S&P 500") by 1.80%.1 In 2019, the Fund was up 34.16%, outperforming the Index's total return by 2.67%. Within Morningstar's Large Blend category, the Fund outperformed the category average by 5.38% on a total return basis and finished in the top 6th percentile out of 1,387 funds in the category for the year.2 The Fund was tax efficient with over 90% of its gain in 2019 being unrealized.

The Fund's outperformance in the fourth quarter and for the year is mostly attributable to being exposed to the sectors we believe have sustainable, above average growth — and investing in high-quality companies within them that in our view are positioned to capture a disproportionate share of that growth.

The 10-year U.S. Treasury Yield declined from approximately 2.7% at the beginning of the year to 1.9% at year-end, which partly explains the price-to-earnings ("P/E")3 multiple expansion the S&P 500 enjoyed in 2019 — going from 15.1x forward EPS at the beginning of the year to 18.3x at year-end. Therefore, approximately two-thirds of the index's return for the year was due to P/E multiple expansion — and many of the Fund's portfolio companies benefitted from this move.4 We expect the Fund's returns over the coming years will largely be driven by its portfolio companies' organic revenue and earnings growth.

While the portfolio and the Index are not as cheap as they were a year ago, on an absolute basis and especially on a relative basis compared to treasuries and various risk-based asset classes, high quality mid-to large-capitalization companies with above-average growth in our view continue to offer good value. The Index sported a dividend yield of approximately 1.8% at year-end and is expected to continue to grow earnings at a mid-to-high single-digit rate over the next decade. With the 10-year U.S. Treasury Yield at approximately 1.9% at year-end, one can see why the Index is currently a relatively favorable place to invest. Unless interest rates move up materially or economic growth slows meaningfully, we see a positive outlook for mid-to large-cap U.S. stocks over the coming years.

In general, we believe the fundamentals of the Fund's holdings remain healthy. Additionally, we believe some of the Fund's largest investments remain among the most undervalued in the portfolio. For a few of the Fund's largest investments, business growth kept pace with their stock price performance, so they were no more expensive on Dec. 31 than they were at the beginning of the year. The Fund's cash and equivalents position ended the year at 3.2%.

1  Source: Morningstar. Comparison to the S&P 500 Index is being used as a representation of the "market" and is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Past performance is no guarantee, nor is it indicative, of future results.

2  Source: Morningstar. https://www.morningstar.com/funds/xnas/fppfx/quote. Past performance is no guarantee, nor is it indicative, of future results.

3  The price-to-earnings (P/E) ratio is derived by dividing the price of the stock by one year of per-share earnings and is used as a way of valuing equities. In 2019, the P/E multiple expansion was primarily due to the price of the shares of a company gaining more than their underlying earnings. (Source: MarketWatch, Almost none of the S&P 500's blockbuster rally in 2019 can be pegged to rising earnings, and that's a problem, says Goldman, January 6, 2020). In this situation, an asset can sometimes be referred to as richly priced.

4  Source: Capital IQ.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Commentary

We continue to believe secular trends underpinning many of the Fund's portfolio companies' business models are robust enough to offset some macroeconomic weakness should that occur in the next decade. These secular trends include increasing global smartphone penetration rates, the growth in direct-to-consumer/e-commerce business, increasing 'software-as-a-service' (SAAS) and cloud-based adoption, and growth in digital payments. We will explain the general investment theses behind many of our largest investments in our 2019 year-end webcast presentation on January 28, 2020. Please refer to that presentation, which can be accessed on www.fpa.com/funds,5 for more detail on why we continue to be very positive on the fundamental outlook for so many of our portfolio companies.

Compared to the broader market, we believe the Fund's portfolio is of higher quality and has greater potential for revenue and earnings growth.6

	FPA U.S. Value Fund		S&P 500
Large Capitalization Holdings % of Portfolio	93.1%		98.2%
Top 5 Holdings % of Portfolio	33.9%		17.5%
Top 10 Holdings % of Portfolio	50.0%		22.7%
Foreign Securities % of Portfolio	8.7%		0.0%
12-Month Forward P/E	23.1	x	19.4	x
Price/Book[7]	5.3	x	3.6	x
Return on Equity[8]	26.9%		23.7%
EPS[9] Growth Historical (2-year, $-weighted median)	20.7%		15.8%
EPS Growth Forecast (2-year, median)	16.8%		11.6%
Revenue Growth Historical (2-year, $-weighted median)	14.8%		10.5%
Revenue Growth Forecast (2-year, median)	11.8%		7.1%
Debt/Equity[10]	1.3	x	1.4	x
Median Market Capitalization[11] (billions)	$125.5		$24.0
Weighted Average Market Cap (billions)	$465.8		$291.8

Source: FPA, Mellon, Capital IQ. Data as of December 31, 2019. Portfolio composition will change due to ongoing management of the Fund. Comparison to an index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

As of December 31, 2019, the Fund was invested in 64 companies (59 of which are disclosed), including 54 that are in the S&P 500. That leaves 446 other Index positions that are not held in the Fund. Moreover, since

5  Note, the webcast presentation is typically posted to FPA's website within 1-2 weeks of the presentation date.

6  The portfolio manager believes a high quality company is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

7  Price/Book ratio is the current closing price of the stock divided by the latest quarter's book value per share.

8  Return on Equity measures a portfolio company's profitability by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

9  EPS, or Earnings per Share, is the portion of a company's profit allocated to each share of common stock.

10  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

11  Market Cap, short for market capitalization, refers to the total dollar market value of a company's outstanding shares.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

the 54 positions in common made up approximately 40% of the S&P 500's weighting, about 60% of U.S. Value's portfolio is different relative to the Index. At the same time, a majority of those 54 positions were overweight in the Fund relative to the Index. The Fund's remaining 10 investments were predominantly large-cap foreign companies and mid-cap U.S. companies. Combined, those 10 companies made up 13.5% of the portfolio. The Fund continues to have a high active share compared to the S&P 500.12

In terms of geography, 88.1% of the portfolio was in U.S. companies, while 8.7% was in foreign equities as of December 31. By market capitalization, 93.1% of the disclosed portfolio was invested in large-cap companies, with nearly 60% of the portfolio invested in mega-caps — companies with market values above $200 billion. The portfolio's weighted average market cap was approximately $466 billion, while the Fund's median market cap was approximately $126 billion.

Regarding portfolio concentration, the Fund's top five positions made up 33.9% of the Fund compared to approximately 17.5% for the S&P 500. The Fund's top 10 disclosed positions made up 50.0% of the portfolio versus 22.7% for the Index. Over time, our goal is to reduce the weighting of some of the Fund's largest positions and to increase some of the Fund's smallest ones as our conviction grows.

From an industry exposure standpoint, the portfolio had disclosed investments in six of the 11 sectors in the S&P 500. Combined, those six sectors made up approximately 79.7% of the S&P 500 and 94.8% of the Fund's disclosed portfolio. Relative to the S&P 500, the portfolio is overweight information technology, communication services, industrials, and consumer discretionary, roughly in-line with financials, and underweight healthcare. At the end of the quarter, the Fund did not have any disclosed investments in consumer staples, energy, materials, real estate or utilities. Collectively, those five sectors made up 20.4% of the S&P 500.

Sector	FPA U.S. Value Fund	S&P 500
Information Technology	26.5%	23.2%
Communication Services	23.8%	10.4%
Industrials	13.3%	9.1%
Financials	12.7%	13.0%
Consumer Discretionary	12.6%	9.8%
Health Care	5.9%	14.2%
Consumer Staples	0.0%	7.2%
Energy	0.0%	4.3%
Utilities	0.0%	3.3%
Real Estate	0.0%	2.9%
Materials	0.0%	2.7%
Total	94.7%	100.0%
Other	2.1%
Cash and equivalents (net of liabilities)	3.2%

Source: FPA, Mellon. Data as of December 31, 2019. Figures may not add up to 100% due to rounding. Sector classification scheme reflects GICS (Global Industry Classification Standard). Portfolio composition will change due to ongoing management of the Fund. Comparison to an index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

12  Active share is a measure of the Fund's holdings that differ from the holdings in the Fund's illustrative index. The Fund's Active Share was 59.7% as of December 31, 2019.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

2019 Winners and Losers13

Winners	Performance Contribution	Losers	Performance Contribution
Facebook	3.27%	Cigna	-0.10%
Microsoft	3.10%	Not Disclosed	-0.08%
Alphabet	2.61%	Not Disclosed	-0.07%
Apple	2.39%	DuPont de Nemours	-0.05%
Airbus SE	2.26%	Not Disclosed	-0.03%

Q4 2019 Winners and Losers13

Winners	Performance Contribution	Losers	Performance Contribution
Facebook	1.09%	Boeing	-0.27%
Apple	1.04%	Northrop Grumman	-0.07%
Alphabet	1.02%	Home Depot	-0.04%
Microsoft	0.93%	Cisco Systems	-0.04%
Airbus SE	0.61%	Comcast	-0.03%

The Fund's largest detractor to performance in the quarter was Boeing (NYSE: BA), which fell nearly 14% in the fourth quarter. For 2019, BA was up 3.3%, underperforming the Index by more than 28%.

BA continues to suffer from the inability to regain Federal Aviation Administration (FAA) certification for its 737 Max jetliner. The 737 Max had been Boeing's bestselling plane. It stopped deliveries, slashed and then halted production of the jets after the worldwide grounding in March 2019 after 346 people were killed in two 737 Max crashes — one in Indonesia in October 2018 and another in Ethiopia in March 2019. The key issue stems from the Maneuvering Characteristics Augmentation System (MCAS), which is flight control software written into the 737 Max flight control system. The activation logic of MCAS has been shown to be vulnerable to erroneous angle of flight data.

On December 23, 2019, Boeing fired its CEO, Dennis Muilenberg, whose response to the crisis angered lawmakers, airlines, regulators and victims' families. He repeatedly made overly optimistic projections about how quickly the plane would be allowed to fly again. The FAA saw the pronouncements as an attempt to pressure it to clear the Max for service. It also created chaos for airlines, which had to cancel thousands of flights.

13  Reflects top contributors and top detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this Commentary.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

David Calhoun, who was serving as Boeing's chairman, is the new CEO. Mr. Calhoun began his career at General Electric and ran GE's airplane-engine business in the aftermath of the September 11, 2001 terrorist attacks. He was elevated to chairman at Boeing in October when the board stripped Mr. Muilenburg of that title. Mr. Calhoun has been a director of Boeing since 2009. His CEO experience includes running Nielsen from August 2006 to January 2014. Since January 2014, Mr. Calhoun has served as Senior Managing Director and head of Private Equity Portfolio Operations of The Blackstone Group (NYSE: BX), which is another portfolio holding of the Fund. It remains to be seen whether Mr. Calhoun can be the one to get Boeing back on track, but a CEO change is welcome nonetheless.

Our view of the situation is straightforward. We think the odds are in favor of the 737 Max ultimately flying again. When that might happen is an entirely different story and we have little sense of the timing. What we know for sure is that there is strong demand for the 737 Max and its main competitor's offering, the Airbus A320. Order backlogs for those planes at Boeing and Airbus represent nearly a decade of production. This business is effectively a duopoly and the barriers to entry have likely never been higher. Over time, we believe that should translate into further pricing power for both companies' narrow-body aircraft.

Should the 737 Max fly again in 2020, consensus estimates for 2021 EPS, which assumes more normalized production and sales of the 737 Max, is $22.61 — translating into a below market P/E multiple of 14.4x.14

It is worth noting that our investment in Airbus (ENXTPA: AIR) stands at nearly 4.5% of the portfolio's net asset value, which is about 3x larger than our Boeing investment of 1.5%. Should the 737 Max never fly again, we believe Boeing's loss will translate (at least partially) into Airbus' gain over time through higher pricing and/or unit sales of its A320, which would encourage the company to increase production capacity.

For the fourth quarter and 2019, Airbus was the Fund's fifth-largest contributor to performance. In local currency (Euro), Airbus' stock price increased approximately 57.6% in 2019 and 9.5% in the fourth quarter. We made our initial investment in Airbus on April 25, 2017, with the belief that its earnings power would ramp up considerably over the coming years as its operations became more efficient. To put this earnings growth into perspective, in 2017 Airbus generated EPS of €3.04 and is expected to post an EPS of €6.15 in 2019 on its way to an estimated €8.62 in 2021 per consensus estimates. Airbus ended 2019 trading at a below-average U.S. market multiple of 15.1x 2021 estimated EPS.15

Closing

We are optimistic that the Fund will generate good absolute and relative returns compared to the S&P 500 going forward.

We look forward to delivering value for our fellow shareholders over the coming years. Thank you for your confidence and continued support.

14  Source: Capital IQ.

15  Source: Capital IQ.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager

January 2020

Important Disclosures

This update is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index / Other Definitions

Debt/Equity is the measure of a company's financial leverage calculated by dividing its total liabilities by stockholder's equity.

EPS (Earnings per share) is the portion of a company's profit allocated to each outstanding share of common stock.

Price-to-Book (P/B) is a ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

Return on Equity measures a portfolio company's profitability by revealing how much profit a company generates with the money shareholders have invested.

Comparison to any index or peer group is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices may hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or peer group in its investment objectives. An investor cannot invest directly in an index.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe and is considered a measure of small to mid-capitalization stock performance.

Morningstar Large Blend Average consists of portfolios that invest in a variety of large US stocks. Stocks in the top 70% of the capitalization of the US equity market are defined as large-cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. The returns do not reflect the effect of fund sales charges or redemption fees.

©2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee, nor is it indicative, of future results.

The Fund is distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. VALUE FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA U.S. Value Fund, Inc. vs. Russell 2500 Index and S&P 500 for the Ten Years Ended December 31, 2019

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

A new strategy for FPA U.S. Value Fund, Inc. was implemented beginning on September 1, 2015. The returns above include performance of the previous managers prior to that date. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on page 19. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA U.S. VALUE FUND, INC.
PORTFOLIO SUMMARY

December 31, 2019

Common Stocks		96.8%
Internet Media	17.7%
Consumer Finance	10.2%
E-Commerce Discretionary	7.6%
Aircraft & Parts	7.6%
Infrastructure Software	7.2%
Communications Equipment	5.4%
Diversified Banks	5.1%
Private Equity	3.4%
Application Software	2.9%
Defense Primes	2.5%
Managed Care	2.5%
Information Technology Services	2.2%
Other Common Stocks	2.1%
Apparel, Footwear & Accessory Design	2.0%
P&C Insurance	2.0%
Entertainment Facilities	1.9%
Home Products Stores	1.9%
Entertainment Content	1.8%
Cable & Satellite	1.8%
Medical Devices	1.2%
Life Science Equipment	1.1%
Rail Freight	1.0%
Commercial & Residential Building Equipment & Systems	1.0%
Institutional Brokerage	0.6%
Hotels, Restaurants & Leisure	0.6%
Electrical Components	0.6%
Managed Health Care	0.6%
Health Care Services	0.5%
Semiconductor Devices	0.5%
Internet Based Services	0.5%
Insurance Brokers	0.4%
Industrials	0.4%
Bonds & Debentures		3.2%
Short-term Investments		0.3%
Other Assets And Liabilities, Net		(0.3)%
Net Assets		100.0%

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2019

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 17.7%
Alphabet, Inc. (Class C)(a)	5,000	$6,685,101
Facebook, Inc. (Class A)(a)	24,820	5,094,305
Tencent Holdings Ltd. (ADR) (China)	17,000	816,170
		$12,595,576
CONSUMER FINANCE — 10.2%
American Express Co.	6,620	$824,124
Mastercard, Inc. (Class A)	7,715	2,303,622
PayPal Holdings, Inc.(a)	8,890	961,631
Visa, Inc. (A Shares)	16,810	3,158,599
		$7,247,976
E-COMMERCE DISCRETIONARY — 7.6%
Alibaba Group Holding Ltd. (ADR) (China)(a)	6,565	$1,392,437
Amazon.com, Inc.(a)	2,185	4,037,530
		$5,429,967
AIRCRAFT & PARTS — 7.6%
Airbus SE (France)	21,660	$3,170,145
Arconic, Inc.	10,500	323,085
Boeing Co. (The)	3,275	1,066,864
United Technologies Corp.	5,775	864,864
		$5,424,958
INFRASTRUCTURE SOFTWARE — 7.2%
Microsoft Corp.	32,420	$5,112,634
COMMUNICATIONS EQUIPMENT — 5.4%
Apple, Inc.	11,000	$3,230,150
Cisco Systems, Inc.	12,900	618,684
		$3,848,834
DIVERSIFIED BANKS — 5.1%
Bank of America Corp.	38,100	$1,341,882
Citigroup, Inc.	11,475	916,738
JPMorgan Chase & Co.	10,050	1,400,970
		$3,659,590
PRIVATE EQUITY — 3.4%
Blackstone Group, Inc. (The) (Class A)	19,700	$1,102,018
KKR & Co., Inc. (Class A)	44,220	1,289,897
		$2,391,915

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

COMMON STOCKS — Continued	Shares	Fair Value
APPLICATION SOFTWARE — 2.9%
Activision Blizzard, Inc.	6,900	$409,998
Adobe, Inc.(a)	2,800	923,468
Salesforce.com, Inc.(a)	4,350	707,484
		$2,040,950
DEFENSE PRIMES — 2.5%
General Dynamics Corp.	1,000	$176,350
Lockheed Martin Corp.	1,725	671,680
Northrop Grumman Corp.	1,600	550,352
Raytheon Co.	1,900	417,506
		$1,815,888
MANAGED CARE — 2.5%
Anthem, Inc.	1,200	$362,436
UnitedHealth Group, Inc.	4,780	1,405,224
		$1,767,660
INFORMATION TECHNOLOGY SERVICES — 2.2%
Accenture plc (Class A) (Ireland)	2,000	$421,140
Autodesk, Inc.(a)	3,750	687,975
IHS Markit Ltd. (Britain)(a)	6,250	470,938
		$1,580,053
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 2.0%
Adidas AG (Germany)	950	$308,815
LVMH Moet Hennessy Louis Vuitton SE (France)	1,100	511,069
NIKE, Inc. (Class B)	6,250	633,188
		$1,453,072
P&C INSURANCE — 2.0%
Berkshire Hathaway, Inc. (Class A)(a)	3	$1,018,770
Berkshire Hathaway, Inc. (Class B)(a)	1,885	426,952
		$1,445,772
ENTERTAINMENT FACILITIES — 1.9%
Electronic Arts, Inc.(a)	1,750	$188,142
Madison Square Garden Co. (The) (Class A)(a)	4,025	1,184,115
		$1,372,257
HOME PRODUCTS STORES — 1.9%
Home Depot, Inc. (The)	3,315	$723,930
Lowe's Cos., Inc.	5,250	628,740
		$1,352,670
ENTERTAINMENT CONTENT — 1.8%
Walt Disney Co. (The)	8,800	$1,272,744

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

COMMON STOCKS — Continued	Shares	Fair Value
CABLE & SATELLITE — 1.8%
Comcast Corp. (Class A)	28,100	$1,263,657
MEDICAL DEVICES — 1.2%
Abbott Laboratories	4,850	$421,271
Medtronic plc (Ireland)	3,950	448,128
		$869,399
LIFE SCIENCE EQUIPMENT — 1.1%
Thermo Fisher Scientific, Inc.	2,350	$763,445
RAIL FREIGHT — 1.0%
Union Pacific Corp.	4,100	$741,239
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 1.0%
Honeywell International, Inc.	2,000	$354,000
Ingersoll-Rand plc	2,600	345,592
		$699,592
INSTITUTIONAL BROKERAGE — 0.6%
Morgan Stanley	8,550	$437,076
HOTELS, RESTAURANTS & LEISURE — 0.6%
Marriott International, Inc. (Class A)	2,700	$408,861
ELECTRICAL COMPONENTS — 0.6%
TE Connectivity, Ltd. (Switzerland)	4,200	$402,528
MANAGED HEALTH CARE — 0.6%
Humana, Inc.	1,075	$394,009
HEALTH CARE SERVICES — 0.5%
IQVIA Holdings, Inc.(a)	2,400	$370,824
SEMICONDUCTOR DEVICES — 0.5%
Intel Corp.	6,025	$360,596

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
INTERNET BASED SERVICES — 0.5%
Booking Holdings, Inc.(a)	160	$328,597
INSURANCE BROKERS — 0.4%
Aon plc (Britain)	1,400	$291,606
INDUSTRIALS — 0.4%
Huntington Ingalls Industries, Inc.	1,130	$283,494
OTHER COMMON STOCKS — 2.1%(a)(b)		$1,476,546
TOTAL COMMON STOCKS — 96.8% (Cost $47,723,453)		$68,903,935
BONDS & DEBENTURES
U.S. TREASURIES — 3.2%
U.S. Treasury Bills — 1.55% 2/6/2020	$700,000	$698,955
U.S. Treasury Notes — 1.25% 1/31/2020	800,000	799,670
U.S. Treasury Notes — 1.375% 1/15/2020	800,000	799,834
TOTAL U.S. TREASURIES (Cost $2,298,811)		$2,298,459
TOTAL BONDS & DEBENTURES — 3.2% (Cost $2,298,811)		$2,298,459
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $50,022,265)		$71,202,394
SHORT-TERM INVESTMENTS — 0.3%
State Street Bank Repurchase Agreement — 0.12% 1/2/2020 (Dated 12/31/2019, repurchase price of $181,001, collateralized by $190,000 principal amount U.S. Treasury Notes — 1.25% 2021, fair value $189,219)(c)	$181,000	$181,000
TOTAL SHORT-TERM INVESTMENTS (Cost $181,000)		$181,000
TOTAL INVESTMENTS — 100.3% (Cost $50,203,265)		$71,383,394
Other Assets and Liabilities, net — (0.3)%		(188,859)
NET ASSETS — 100.0%		$71,194,535

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(c)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investment securities — at fair value (identified cost $50,022,265)	$71,202,394
Short-term investments — at amortized cost (maturities 60 days or less)	181,000
Due from broker	549
Cash	456
Receivable for:
Dividends and interest	87,949
Capital Stock sold	506
Total assets	71,472,854
LIABILITIES
Payable for:
Capital Stock repurchased	98,080
Advisory fees	36,296
Accrued expenses and other liabilities	143,943
Total liabilities	278,319
NET ASSETS	$71,194,535
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 6,126,110 outstanding shares	$61,261
Additional Paid-in Capital	49,850,816
Distributable earnings	21,282,458
NET ASSETS	$71,194,535
NET ASSET VALUE
Offering and redemption price per share	$11.62

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,921)	$691,702
Interest	39,429
Total investment income	731,131
EXPENSES
Advisory fees	494,110
Director fees and expenses	117,332
Reports to shareholders	88,350
Legal fees	83,972
Transfer agent fees and expenses	66,965
Filing fees	40,941
Audit and tax services fees	33,329
Custodian fees	31,777
Administrative services fees	3,520
Other professional fees	3,188
Other	10,833
Total expenses	974,317
Reimbursement from Adviser	(139,626)
Net expenses	834,691
Net investment loss	(103,560)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,580,361
Written options	148,382
Investments in foreign currency transactions	(260)
Net change in unrealized appreciation (depreciation) of:
Investments	18,217,341
Written options	(32,365)
Translation of foreign currency denominated amounts	(1,391)
Net realized and unrealized gain	19,912,068
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,808,508

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(103,560)	$(14,029)
Net realized gain	1,728,483	279,065
Net change in unrealized appreciation (depreciation)	18,183,585	(6,622,260)
Net increase (decrease) in net assets resulting from operations	19,808,508	(6,357,224)
Distributions to shareholders	(1,431,952)	(832,396)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,661,632	1,665,515
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,273,725	754,262
Cost of Capital Stock repurchased	(12,044,989)	(19,514,559)
Net decrease from Capital Stock transactions	(9,109,632)	(17,094,782)
Total change in net assets	9,266,924	(24,284,402)
NET ASSETS
Beginning of Year	61,927,611	86,212,013
End of Year	$71,194,535	$61,927,611
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	154,906	168,266
Shares issued to shareholders upon reinvestment of dividends and distributions	112,056	75,651
Shares of Capital Stock repurchased	(1,142,704)	(1,937,852)
Change in Capital Stock outstanding	(875,742)	(1,693,935)

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$8.84	$9.91	$9.09	$9.36	$53.50
Income from investment operations:
Net investment income (loss)*	(0.02)	— **	0.01	0.04	(0.01)
Net realized and unrealized gain (loss) on investment securities	3.03	(0.95)	0.86	(0.23)	(4.38)
Total from investment operations	$3.01	$(0.95)	$0.87	$(0.19)	$(4.39)
Less distributions:
Dividends from net investment income	$(0.01)	$(0.02)	$(0.05)	—	—
Distributions from net realized capital gains	(0.22)	(0.10)	—	$(0.08)	$(39.75)
Total distributions	$(0.23)	$(0.12)	$(0.05)	$(0.08)	$(39.75)
Redemption fees	—	—	— **	— **	— **
Net asset value at end of year	$11.62	$8.84	$9.91	$9.09	$9.36
Total investment return***	34.16%	(9.81)%	9.52%	(2.00)%	(3.68)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$71,195	$61,928	$86,212	$112,932	$166,636
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.43%	1.37%	1.22%	1.20%	0.97%
After reimbursement from Adviser	1.22%	1.20%	1.13%	1.11%	0.97%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.36)%	(0.19)%	0.05%	0.32%	(0.03)%
After reimbursement from Adviser	(0.15)%	(0.02)%	0.14%	0.40%	(0.03)%
Portfolio turnover rate	25%	79%	137%	115%	109%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2019

NOTE 1 — Significant Accounting Policies

FPA U.S. Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $16,285,552 for the year ended December 31, 2019. The proceeds and cost of securities sold resulting in net realized gains of $1,580,361 aggregated $27,907,720 and $26,327,359, respectively, for the year ended December 31, 2019. Realized gains or losses are based on the specific identification method.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2019:

Unrealized appreciation	$20,888,666
Undistributed capital gains	402,057
Other temporary differences	(8,265)

The tax status of distributions paid during the fiscal years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Dividends from ordinary income	$—	$60,082
Distributions from long-term capital gains	1,431,952	772,314

The cost of investment securities held at December 31, 2019, was $50,492,292 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2019, for federal income tax purposes was $20,943,422 and $52,320, respectively resulting in net unrealized appreciation of $20,891,102. As of and during the year ended December 31, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2019, the Fund paid aggregate fees and expenses of $117,332 to all Directors who are not affiliated persons of the Adviser.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$12,595,576	—	—	$12,595,576
Consumer Finance	7,247,976	—	—	7,247,976
E-Commerce Discretionary	5,429,967	—	—	5,429,967
Aircraft & Parts	5,424,958	—	—	5,424,958
Infrastructure Software	5,112,634	—	—	5,112,634
Communications Equipment	3,848,834	—	—	3,848,834
Diversified Banks	3,659,590	—	—	3,659,590
Private Equity	2,391,915	—	—	2,391,915
Application Software	2,040,950	—	—	2,040,950

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Defense Primes	$1,815,888	—	—	$1,815,888
Managed Care	1,767,660	—	—	1,767,660
Information Technology Services	1,580,053	—	—	1,580,053
Apparel, Footwear & Accessory Design	1,453,072	—	—	1,453,072
P&C Insurance	1,445,772	—	—	1,445,772
Entertainment Facilities	1,372,257	—	—	1,372,257
Home Products Stores	1,352,670	—	—	1,352,670
Entertainment Content	1,272,744	—	—	1,272,744
Cable & Satellite	1,263,657	—	—	1,263,657
Medical Devices	869,399	—	—	869,399
Life Science Equipment	763,445	—	—	763,445
Rail Freight	741,239	—	—	741,239
Commercial & Residential Building Equipment & Systems	699,592	—	—	699,592
Institutional Brokerage	437,076	—	—	437,076
Hotels, Restaurants & Leisure	408,861	—	—	408,861
Electrical Components	402,528	—	—	402,528
Managed Health Care	394,009	—	—	394,009
Health Care Services	370,824	—	—	370,824
Semiconductor Devices	360,596	—	—	360,596
Internet Based Services	328,597	—	—	328,597
Insurance Brokers	291,606	—	—	291,606
Industrials	283,494	—	—	283,494
Other Common Stocks	1,476,546	—	—	1,476,546
U.S. Treasuries	—	$2,298,459	—	2,298,459
Short-Term Investment	—	181,000	—	181,000
	$68,903,935	$2,479,459	—	$71,383,394

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2019.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction,

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

During the period ended December 31, 2019, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain on written options/Net change in unrealized appreciation (depreciation) on written options	$148,382	$(32,365)
Total		$148,382	$(32,365)

The following table represents the average monthly volume of the Fund's derivative transactions during the year ended December 31, 2019:

Written Options
Average notional amount	$27,133

The Fund did not hold derivatives as of December 31, 2019.

NOTE 7 — Collateral Requirements

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company: Repurchase Agreement	$181,000	$(181,000	)**	—	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $189,219 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. VALUE FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA U.S. VALUE FUND, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA U.S. Value Fund, Inc. (the "Fund") including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended December 31, 2015, December 31, 2016, and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
February 26, 2020

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 12, 2019, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2020, on the recommendation of the Independent Directors, who met in executive session on August 12, 2019 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 8, 2019, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 8 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 8 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors then acknowledged the length of service of the Fund's portfolio manager, Gregory Nathan, who originally joined the Adviser in 2003 and has managed the Fund since 2015. After discussion, the Board and the Independent Directors

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of midcap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors recognized that the Fund's investment strategy is less than 4 years old and has not yet had time to develop a meaningful, long-term track record. However, in light of the Fund's and the Adviser's long history, the Board and the Independent Directors considered the Adviser's experience and track record, as well as the Fund's long-term investment performance. The Board and the Independent Directors noted the Fund outperformed its Peer Group median for the one-year period ending March 31, 2019, and underperformed its Peer Group median for the three-, five- and ten-year periods ending March 31, 2019. In addition, the Fund underperformed the Fund's benchmark, Russell 2500 Index for the three-, five- and ten-year periods ending March 31, 2019, but outperformed the Russell 2500 Index for the one-year period ending March 31, 2019. The Fund underperformed the S&P 500 Index for the one-, three-, five- and ten-year periods ending March 31, 2019. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were above the median of those for the Peer Group and that the overall expense ratio of the Fund was above the median of that of the Peer Group. In addition, the Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the institutional account managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio manager, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had agreed to forgo the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that asset levels of the Fund have generally declined during recent periods. The Board noted that the Fund does not charge sales loads.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Investment Advisory Agreement contractually requires FPA to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of the first $30 million and 1.00% of the remaining average daily net assets of the Fund (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization or recapitalization) each year. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues benefitted from the services of the Adviser's highly experienced investment management team, which has produced competitive long-term returns, as well as their expectation that the new portfolio management team can also produce competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2020.

FPA U.S. VALUE FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2019	$1,000.00	$1,000.00
Ending Account Value December 31, 2019	$1,108.70	$1,019.06
Expenses Paid During Period*	$6.48	$6.21

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2019 (184/365 days).

FPA U.S. VALUE FUND, INC.
PRIVACY POLICY

(Unaudited)

The FPA Funds consider customer privacy to be an essential part of their investor relationships and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former investors' non-public personal information. The FPA Funds have developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the FPA Funds.

Respecting Your Privacy

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the FPA Funds may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose personal or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The FPA Funds are committed to their obligation to safeguard investor non-public personal information. In addition to this policy, the FPA Funds have implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the FPA Funds or its service providers may use a variety of technologies to collect information that helps the FPA Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the FPA Funds' and/or their

FPA U.S. VALUE FUND, INC.
PRIVACY POLICY (Continued)

(Unaudited)

service providers' website, the FPA Funds, their service providers, or third party firms engaged by the FPA Funds and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds do not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Funds

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., Source Capital, Inc.

Revised: January 2019

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2012	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2012	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory Nathan, 1980	Vice President and Portfolio Manager	2015	Managing Director of FPA (since May 2015); Vice President of FPA (January 2007- April 2015).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA U.S. VALUE FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. VALUE FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not applicable.

(c)           During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

		2018	2019
(a)	Audit Fees	$33,300	$33,800
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$6,300	$6,400
(d)	All Other Fees(2)	$-0-	$833

(1)                                 Tax fees are for the preparation of the registrant’s tax return(s).

(2)                                 Other fees are for the identification of any PFIC holdings in the Fund.

(e)(1)      The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with

Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                   the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                                the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                             the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            For the fiscal year ended December 31, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)           For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $41,250 and $38,500, respectively.

(h)           The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. VALUE FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 10, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 10, 2020